2022 Keefe, Bruyette & Woods Winter Financial Services Symposium February 17-18, 2022

Forward Looking Statements & Additional Disclosures This presentation contains statements regarding future events or the future financial performance of the Company that constitute forward- looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements relate to, among other things, expectations regarding the business environment in which we operate, projections of future performance, perceived opportunities in the market, and statements regarding our business strategies, objectives and vision. Forward-looking statements include, but are not limited to, statements preceded by, followed by or that include the words “will,” “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates” or similar expressions. With respect to any such forward- looking statements, the Company claims the protection provided for in the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties. The Company’s actual results, performance or achievements may differ significantly from the results, performance or achievements expressed or implied in any forward-looking statements. The risks and uncertainties include, but are not limited to: possible deterioration in economic conditions in our areas of operation; interest rate risk associated with volatile interest rates and related asset-liability matching risk; liquidity risks; risk of significant non-earning assets, and net credit losses that could occur, particularly in times of weak economic conditions or times of rising interest rates; the failure of or changes to assumptions and estimates underlying the Company’s allowances for credit losses, including the timing and effects of the implementation of the current expected credit losses model; regulatory risks associated with current and future regulations; and the COVID-19 pandemic and its impact on our financial position, results of operations, liquidity, and capitalization. For additional information concerning these and other risk factors, see the Company’s most recent Annual Report on Form 10-K. The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect the occurrence of events or circumstances after the date of such statements except as required by law.

Presentation Index Company Overview Slide 4 Financial Highlights & Earnings Performance Slide 8 Loan Trends Slide 15 Asset Quality Trends Slide 21 Deposit Trends Slide 23 Strong Franchise Value Slide 25 Appendix Slide 29

Company Overview

3rd largest Asian American bank in the U.S.1 6th largest bank head quartered in Los Angeles1 97th largest financial institution in the U.S.2 22nd largest SBA lender in the country by volume3 Only Korean American bank with presence in Korea Only Korean American bank (formerly known as BBCN Bank) ever to be listed on Forbes’ l ist of “Best Banks in America” since 2013 Company Profile Today 1 Source: S&P Global (formerly SNL) 2 Source: Federal Reserve Statistical Release as of September 30, 2021; Insured U.S.-chartered commercial banks ranked by consolidated assets 3 Source: SBA national lender rankings as of September 30, 2021 Only super regional Korean American bank in the nation Hope Bancorp, Inc. (Holding Company of Bank of Hope as of 12/31/2021) Total Deposits $15.0B Total Assets $17.9B Loans Receivable $14.0B “We are committed to improving the value of our services as BANKERS, providing comprehensive financial solutions as EXPERTS, and being good NEIGHBORS that foster growth for our customers and communities.” Seasoned and experienced management and board 5 Leading national presence with full-service branch operations in 9 states (strategically located in high-density Asian American communities) • Presence in 2 additional states with specialized Loan Production Offices

National Geographic Presence Nationwide footprint with meaningful presence, providing full banking services to the largest Asian American communities in the U.S. Southern California 27 Branches, 1 Residential Mortgage LPO Northern California 2 Branches, 1 SBA LPO, 1 Commercial Lending LPO Seattle 3 Branches, 1 SBA LPO, 1 Commercial Lending LPO New York/New Jersey 10 Branches, 1 SBA LPO, 2 Commercial Lending LPOs Virginia 2 Branches Texas 4 Branches, 2 SBA LPOs Alabama 1 Branch Illinois 4 Branches Denver SBA LPO Portland SBA LPO Atlanta 1 Branch, 1 SBA LPO 6 Branches and LPOsLPOsBranches

Corporate Social Responsibility Highlights 1 OUT OF 2 Bank of Hope branches located in low-to-moderate income areas 459 HOURS 459 hours of CRA-reportable volunteer hours in 2021 (previously averaged 1,000 hours/year) $3.99 BILLION loans funded in 2021 $663 MILLION CRA-reportable small business lending in 2021 $10 MILLION donations and sponsorships over last 10 years $2.3 MILLION contributions to the Hope Scholarship Foundation since 2001 In addition to financing economic growth, we believe our responsibilities include helping the communities in which we live and work to grow and flourish through volunteerism and philanthropy.

Financial Highlights & Earnings Performance

Earnings & Profitability • Net interest income before provision for credit losses increased 2% to $133.3 million • Efficiency ratio improved 288bps Q-o-Q to 50.70%; noninterest expense to average assets improved 3bps to 1.67% • PPNR1 increased 10% Q-o-Q to $72.2 million • Net interest margin expanded 6bps Q-o-Q largely reflecting redeployment of excess liquidity Loans • New loan production increased 23% Q-o-Q to a record $1.24 billion from $1.01 billion in 3Q21 • Excluding PPP, loans receivable increased 4.9% Q-o-Q, or 19.6% annualized Deposits • Average noninterest bearing deposits increased 2.0% Q-o-Q • Cost of interest-bearing deposits and total cost of deposits each decreased 3 basis points Q-o-Q Asset Quality • Total nonperforming assets decreased to $111.8 million • Total criticized loans decreased 9.2% Q-o-Q • Net recoveries of $2.3 million related to a large loan charged off in 3Q21 Q4 2021 Financial Highlights 9 Net Income $51.6M EPS (diluted) $0.43 Gross Loans $13.95B Total Deposits $15.04B 1 PPNR (pre-provision net revenue) is a non-GAAP financial measure. A quantitative reconciliation of the GAAP to non-GAAP financial measure is provided on Slide 30.

Net Interest Income and Margin 10 • Net interest income increased 2% Q-o-Q and 10% Y-o-Y reflecting higher interest income on loans and investment securities and lower interest expense on deposits Net Interest Income & NIM ($ Millions) $120.8 $122.6 $126.6 $130.3 $133.3 3.02% 3.06% 3.11% 3.07% 3.13% 4Q20 1Q21 2Q21 3Q21 4Q21 3.07% 3.13% Deposit cost decline Net cash deployment Loan yield decline (including accretion) +6bps +2bps 4Q21 net interest margin increased 6bps Q-o-Q Net Interest Income NIM Increase Decrease Total Q-o-Q increase +3% +3% +2% +2% Net Interest Margin 3Q21 4Q21 -2bps • 6bps improvement in net interest margin largely benefitting from redeployment of excess liquidity into loans

Interest Rate Risk 50% 68% 33% 36% 48% 50% 32% 67% 64% 52% 3.27% 3.44% 1 3.37% 1 3.36% 3.38% 4Q20 1Q21 2Q21 3Q21 4Q21 Fixed Variable Avg Rate 1 Average rate on new loans including SBA PPP was 2.56% for 1Q21 and 3.32% for 2Q21 (Excluding PPP loans) Variable 41% @3.23%2 Fixed 32% @3.60%2,3 Hybrid 1 27% @4.15%2 New Loan Fixed/Variable & Average Rate Fixed / Variable Breakdown (As of 12/31/2021) 1 Hybrid loans have fixed interest rates for a specified period and then convert to variable interest rates (fixed as of 12/31/2021) 2 The weighted average rate represents coupon rate and excludes loan discount accretion and interest on nonaccrual loans 3 Excluding SBA PPP loans, average yield for fixed rate loans is 3.74% • Positioned as asset sensitive at 12/31/2021 and expect net interest income to increase as interest rates rise • Significant increases in noninterest bearing demand deposits during 2021 increased asset sensitive position at 12/31/21 vs. year-end 2020 • Variable rate loans as percentage of total loans trended higher in 2021 and was 41% at 12/31/21 11

Noninterest Income 12 • Noninterest income increased 23% Q-o-Q to $13.1 million in 4Q21 vs. $10.6 million in 3Q21 • All components of primary customer-related service fees* increased Q-o-Q • Sold $41.0 million of the guaranteed portion of SBA 7(a) loans to the secondary market in 4Q21 vs. $31.3 million in 3Q21 • Sold $34.9 million of residential mortgage loans in 4Q21 vs. $40.2 million in 3Q21 • Increase in other income and fees Q-o-Q largely reflects higher swap fee income and equity investment dividend income * Primary Customer-Related Service Fees include service fees on deposit accounts, international service fees, loan servicing fees, and wire transfer fees $5.1 $4.5 $4.4 $4.2 $4.6 $2.4 $2.5 $3.6 $1.6 $2.1 $1.0 $0.8 $0.5 $4.7 $2.2 $3.2 $3.2 $4.3 4Q20 1Q21 2Q21 3Q21 4Q21 Other Income and Fees Gain on Sale of Mortgage Loans Gain on Sale of SBA Loans Primary Customer-Related Service Fees* $13.1 $11.4 $8.8 $11.1 $10.6 Noninterest Income ($ Millions)

• Noninterest expense decreased to $74.2 million from $75.5 million in 3Q21 • 4Q21 salaries and benefits reflects more normalized bonus reserves, stock compensation expense and increased deferred loan origination costs Efficiency Ratio & Noninterest Expense to Average Assets 4 53.77% 53.61% 53.12% 53.58% 50.70% 1.69% 1.65% 1.70% 1.70% 1.67% 4Q20 1Q21 2Q21 3Q21 4Q21 Efficiency Ratio Noninterest Expense/Avg Assets 13 $40.9 $41.2 $42.3 $47.0 $44.6 $18.3 $19.7 $22.1 $20.6 $21.0 $1.9 $2.5 $0.3 $1.5 $1.7$10.01 $7.0 $8.42 $6.4 $7.0 1,408 1,444 1,438 1,449 1,476 4Q20 1Q21 2Q21 3Q21 4Q21 Compensation Other core operating expenses Credit related & OREO Other Full-time employee (FTE) $74.2 $71.1 $70.4 $73.1 $75.5 Noninterest Expense and Efficiency Noninterest Expense & FTE ($ Millions) 1. 4Q20 included branch restructuring costs of $2.4MM 2. 2Q21 included software charge off expense of $2.1MM 3. Other core operating expenses include: Occupancy & equipment, Advertising & marketing, Data & communications, Professional fees and FDIC assessment • Efficiency ratio improved 288bps Q-o-Q to 50.70% vs. 53.58% in 3Q21 • Noninterest expense to average assets improved 3bps to 1.67% from 1.70% in 3Q21 3

New loan production accelerated throughout 2021 and positions Company to return to historically strong growth rates Continued to enhance the mix of deposits which contributed to decreasing deposit costs throughout 2021 Strong core performance with pre-provision net revenue1 increasing 11% over 2020 Completed significant de-risking and rebalancing of loan portfolio and expect steady improvement in asset quality for 2022 Managed through Uncertainties and Delivered Significant Achievements in 2021 Loan Production Deposit Mix Profitability Asset Quality 1 Pre-provision net revenue is a non-GAAP financial measure. A quantitative reconciliation of the GAAP to non-GAAP financial measure is provided on Slide 30. 14

Loan Trends

Loan Production & Portfolio Trends New Loan Originations Funded ($ Millions) 1 Represents average rate on new loans excluding PPP loans. Including PPP loans, the average rate on new loan originations was 2.56% for 1Q21 and 3.32% for 2Q21 $340 $311 $520 $590 $623 $305 $20 $439 $160 $301 $344 $539 $65 $71 $53 $75 $81 4Q20 1Q21 2Q21 3Q21 4Q21 $1,242.9 $844.2 $847.1 $1,009.2 $894.1 CRE PPP C&I Consumer Q-o-Q increase • Total loans receivable, excluding PPP, increased 4.0% Q-o-Q, or 15.9% annualized • Excluding PPP, loans receivable increased 4.9% Q-o-Q, or 19.6% annualized • Aggregate payoffs and paydowns decreased to $881.3 million in 4Q21 vs. $904.7 million in 3Q21 +6% +23% +0% +13% $13.11 $12.99 $12.86 $13.08 $13.72 12 .25 12 .45 12 .65 12 .85 13 .05 13 .25 13 .45 13 .65 13 .85 12/31/20 03/31/21 06/30/21 09/30/21 12/31/21 Loans Receivable (Excluding PPP) • New loans funded increased 23.2% Q-o-Q to a record high $1.24 billion • Originations reflect diverse mix of 50% CRE, 43% C&I and 7% Consumer loans • Average rate on new loans increased 2bps Q-o-Q Loans Receivable (Excluding PPP) ($ Billions) Q-o-Q increase -1% +5% -1% +2% Average Rate of New Loans (Excluding PPP) 4Q20 1Q21 2Q21 3Q21 4Q21 3.27% 3.44%1 3.37%1 3.36% 3.38% 16

Loan Portfolio – Period-End vs. Average Balance $13.56 $13.70 $13.42 $13.42 $13.95 $13.04 $13.35 $13.29 $13.29 $13.45 4Q20 1Q21 2Q21 3Q21 4Q21 Period-End Average Balance $1,008.2 $956.2 $725.2 $663.8 $530.3 $754.4 $756.9 $635.7 $569.5 $497.0 4Q20 1Q21 2Q21 3Q21 4Q21 Period-End Average Balance Total Loans Receivable ($ Billions) Warehouse Line of Credit ($ Millions) 17

Loan Portfolio by Region 18 1986, Southern California Founded by Los Angeles-based Korean American investors 1997, Northern California Expanded de novo into Northern California; Acquired Asiana Bank in 2003 1998, Eastern Region Expanded into New York/New Jersey through multiple acquisitions 2004, Midwest Expanded into Chicago through branch acquisition; Acquired Foster Bank in 2013 2005, Pacific Northwest Expanded de novo into Seattle; Acquired Pacific International Bank in 2013 2016, Southwest and Southeast Expanded into Texas, Georgia and Alabama through merger with Wilshire Bancorp $13.95 Billion (as of 12/31/2021) 52% Southern CA 15% Other States 4% Texas 2% Illinois 3% Washington 17% Eastern Region 7% Northern CA

Loan Portfolio Composition $13.95 Billion (as of 12/31/2021) 22% CRE: Owner-occupied 43% CRE: Nonowner-occupied 30% C&I 5% Consumer CRE Portfolio Outstanding $9,105.9MM Average Size $1,735M Average Yield 3.91% C&I Portfolio Outstanding $4,208.7MM Average Size $814M Average Yield 2.92% Consumer Portfolio (excluding credit cards) Outstanding $638.1MM Average Size $589M Average Yield 3.20% 19

Portfolio Diversification Retail - Multi 20% Hotel & Motel 14% Industrial & Warehouse 14%Gas Station & Car Wash 12% Mixed Use 9% Multifamily 8% Retail - Single 8% All Others (CRE) 15% Wholesale Trade 15% Manufacturing 13% Warehouse Line 13% Information 9% Restaurant 7%Gasoline Stations 4% Healthcare and Social Assistance 4% Supermarkets 4% All Others 32% Note: All Others includes property types representing less than 4% of total CRE portfolio, including: Office, Church, Golf Course, and Other smaller segments. Note: All Others includes business types representing less than 4% of total C&I portfolio, including: Hotel/Motel, Laundries & Drycleaners, Liquor Store, RE and Leasing, Services, Transportation and Other smaller segments. CRE Portfolio - $9.11 Billion C&I Portfolio - $4.21 Billion (as of 12/31/2021) 20

Asset Quality Trends

Asset Quality



Nonperforming Assets
($ Millions)
$143.3
$20.1
$123.2
0.84%
$170.5
$18.5
$152.0
0.99%
$183.7
$16.6
$167.1
1.05%
$113.7
$15.2
$98.5
0.64%
$111.8
$2.6
$109.2
0.62%
4Q20
1Q21
2Q21
3Q21
4Q21
NPLs
OREO
NPAs/Total Assets



Total Criticized Loans
($ Millions)
4.07%
$551.5
$366.6
$184.9
4.82%
$660.0
$379.0
$281.0
5.03%
$675.5
$381.0
$294.6
4.10%
$550.5
$243.7
$306.8
3.58%
$499.6
$242.4
$257.2
4Q20
1Q21
2Q21
3Q21
4Q21
Substandard & Doubtful
Special Mention
Total Criticized Loans as a % of Gross Loans



Provision (Credit) for Credit Losses & Net Charge Off (Recoveries)
($ Millions)
$27.5
0.02%
$3.3
0.06%
0.35%
-$7.0
1.28%
-$10.0
$1.5
-0.07%
4Q20
1Q21
2Q21
3Q21
4Q21
Provision for Credit Losses
(Credit) for Credit Losses
Net Charge Offs (Recoveries) (annualized)

- Total nonperforming assets decreased to $111.8 million vs. $113.7 million as of 9/30/21, primarily reflecting the disposition of one large OREO property
- Nonperforming assets decreased to 0.62% of total assets vs. 0.64% at 9/30/21

- Special mention loans decreased by $49.6 million Q-o-Q reflecting continued progress with borrowers' post COVID modifications
- Total criticized loans declined to 3.58% of loans receivable vs. 4.10% at 9/30/21

- Provision for credit losses of $1.5 million reflects improved credit quality and net recoveries during the quarter
- Net recoveries of $2.3 million, or -0.07% of average loans receivable, annualized

Hope Bancorp

22

Deposit Trends

Deposit Trends 24 Deposit Composition ($ Billions) Deposit Cost Trend Average Interest-Bearing Deposits & Cost of Deposits ($ Billions) • Total cost of deposits decreased 3bps Q-o-Q • Average noninterest bearing demand deposits increased 2% Q-o-Q contributing to deposit cost decline 0.51% 0.48%0.44% 0.40% 0.36% 0.32%0.31%0.30% 0.28%0.27% 0.25%0.24%0.24%0.23%0.24% $9.5 $9.3 $9.0 $9.1 $9.10.71% 0.56% 0.48% 0.42% 0.39% 4Q20 1Q21 2Q21 3Q21 4Q21 $4.8 $5.4 $5.6 $6.0 $5.8 $5.2 $5.0 $5.8 $5.9 $6.2 $0.3 $0.3 $0.3 $0.3 $0.3$4.0 $3.6 $3.0 $2.9 $2.8 12/31/20 3/31/21 6/30/21 9/30/21 12/31/21 $15.06$14.73$14.30$14.33 $15.04 +12%-1% -0%+9% Q-o-Q growth annualized Average Interest Bearing Deposits Cost of Interest Bearing Deposits Quarterly Cost of Deposits Monthly Cost of Deposits DDA MMA/NOW Savings Time 0.26% 3Q21 0.30% 2Q21 0.36% 1Q21 0.48% 4Q20 0.23% 4Q21 • Total cost of interest-bearing deposits decreased 3bps Q-o-Q • Net Loan-to-Deposit ratio at 12/31/21 was 91.8% vs. 88.2% as of 9/30/21 • Deposit mix continued to improve with non-time deposits accounting for 81.5% of total deposits vs. 81.0% at 9/30/21 • MMA & NOW deposits increased 5% Q-o-Q and accounted for 41% of total deposits at 12/31/21

Strong Franchise Value

The Representative Bank of the Korean American Community


Total Assets
$37.91 Billion
As of 12/31/2021
Bank of Hope 47%
Total Loans
$28.95 Billion
As of 12/31/2021
Bank of Hope 48%
Total Deposits
$32.04 Billion
As of 12/31/2021
Bank of Hope 47%
Bank of Hope
Open Bank
New Millennium Bank
Hanmi Bank
First IC Bank
UniBank
Metro City Bank
US Metro Bank
Noah Bank
Pacific City Bank
PromiseOneBank
Commonwealth Bus. Bank
NewBank

Hope Bancorp

Data Source: Bank Call Report data sourced from S&P Market Intelligence.

26

12.42% 9.98% 11.01% 11.70% 12.42% 10.11% 11.03% 11.70% Total Risk-Based Capital Ratio Tier 1 Leverage Ratio Tier 1 Common Equity Ratio Tier 1 Capital Ratio 9/30/2021 12/31/2021 $17.3 $17.3 $17.3 $17.3 $16.8 $47.2 $2.8 4Q20 1Q21 2Q21 3Q21 4Q21 Dividends Buybacks Strong Capital Position & Returns Capital Positions Dividends & Buybacks ($ Millions) Maintaining strong levels of capital • All capital ratios stable to improved Q-o-Q • Tangible common equity per share increased 18 cents to $13.51 Enhancing shareholder returns • Quarterly common stock dividend maintained at $0.14 per share • Completed $50 million stock repurchase program announced in 3Q21 • Repurchased 3,682,268 shares at average price of $13.58 reducing shares outstanding by 3.0% • Dividend yield: 3.81% | Dividend payout ratio: 33.71% (TTM) 27

Near-Term Outlook 28  Loan Growth: Re-energized focus on business development expected to lead to high single-digit to low double-digit loan growth for 2022, excluding PPP  Noninterest Expenses: Noninterest expense to average assets expected to be in the range of 1.65% to 1.70%  Net Interest Margin: Stable NIM expected for 1Q22 due to stability in loan yields and deposit costs  Asset Quality: Anticipate improving asset quality metrics with criticized balances trending down approximately 20-30% by year-end  Profitability: Enhanced profitability metrics expected to be driven by increasing earning assets and improving asset quality metrics

Appendix

Appendix: Non-GAAP Financials Management reviews select non-GAAP financial measures in evaluating the Company’s financial performance and in response to market participant interest. A reconciliation of the GAAP to non-GAAP financial measures utilized by management is provided below. Pre-provision Net Revenue (PPNR) ($ in thousands) 4Q21 3Q21 4Q20 Net interest income before provision (credit) for credit losses $ $133,318 $ 130,296 $ 120,756 Noninterest income 13,097 10,617 11,415 Revenue 146,415 140,913 132,171 Less: noninterest expense 74,236 75,502 71,063 Pre-provision net revenue $ 72,179 $ 65,411 $ 61,108 ($ in thousands) 4Q21 3Q21 4Q20 Average stockholders’ equity $ 2,079,694 $ 2,092,018 $ 2,045,959 Less: goodwill and core deposit intangible assets, net (472,405) (472,918) (474,467) Average tangible common equity $ 1,607,289 $ 1,619,100 $ 1,571,492 Net Income $ 51,623 $ 55,499 $ 28,319 Return on average tangible common equity (annualized) 12.85% 13.71% 7.21% Return on Average Tangible Common Equity (ROTCE) 30